EXHIBIT 4.2



                        ADAMS GOLF, INC.
                INCENTIVE STOCK OPTION AGREEMENT
                              UNDER
                    1998 STOCK INCENTIVE PLAN



          NONTRANSFERABLE INCENTIVE STOCK OPTION AGREEMENT (this "Agreement") entered into this ____ day of ___________, ____, between ADAMS GOLF, INC., a Delaware corporation (the "Corporation"), and ________________________________ (the
"Optionee," which term as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).

          Pursuant to the Corporation's 1998 Stock Incentive Plan (the "Plan"), the Corporation, acting through its Compensation/Plan Committee of the Board of Directors (the "Committee"), approved the issuance to the Optionee, effective as of the date set forth above, of an incentive stock option to purchase up to an aggregate of ____________ shares of common stock, par value $.001, of the Corporation (the "Common Stock"), at the price of $____ per share (the "Option Price") which represents not less than 100% of the fair market value of a share of Common Stock determined in accordance with the Plan or 110% of the fair market value of a share of Common Stock determined in accordance with the Plan in the case of any stockholder of the Corporation who on the date of this Agreement owns stock representing more than 10% of the total combined voting powers of all classes of the stock of the Corporation or its parent or its Subsidiary (a "10% Stockholder") upon the terms and conditions hereinafter set forth. (Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Plan.)

          NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

          1.   OPTION; OPTION PRICE.  On behalf of the
Corporation, the Committee hereby grants as of the date of this Agreement to the Optionee the option (the "Option") to purchase, subject to the terms and conditions of this Agreement and the provisions of the Plan (which is incorporated by reference herein and which in all cases shall control in the event of any conflict with the terms, definitions and provisions of this Agreement), _______________ shares of Common Stock of the Corporation at an exercise price per share equal to the Option Price, which Option is intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A copy of the Plan as in effect on the date hereof has been supplied to the Optionee, and the Optionee by executing this Agreement hereby acknowledges receipt thereof.

          2. TERM. The term (the "Option Term") of the Option shall commence on the date of this Agreement and shall terminate on the fifth anniversary of the date of this Agreement, unless such Option shall theretofore have been terminated in accordance with the terms hereof or the provisions of the Plan.

          3.   VESTING; CHANGE OF CONTROL; RESTRICTIONS ON
               EXERCISE.

          (a) Subject to the provisions of Sections 5 and 8 hereof, and unless accelerated, as set forth in the Plan or as provided herein, the Option granted hereunder shall vest and become exercisable for the number of shares set forth opposite the dates noted below (the "Option Vesting Schedule").

                                   Cumulative
          Date(s)           Number of Vested Shares
          -------           -----------------------


          (b) Notwithstanding the provisions of Paragraph 3(a) above, upon a Change in Control (as hereinafter defined):

               (i) the Option shall become fully vested and shall become immediately exercisable with respect to all shares subject to the Option; and

               (ii) upon exercise of the Option during the 60-day period from and after the date of a Change of Control, the Optionee may in lieu of the receipt of Common Stock upon the exercise of the Option, elect by written notice to the Corporation to receive an amount in cash equal to the excess of the aggregate Value (as defined below) of the shares of Common Stock covered by the Option or portion thereof surrendered determined on the date the Option is exercised, over the aggregate exercise price of the Option (such excess is referred to herein as the "Aggregate Spread"); provided, however, if the end of such 60-day period from and after the date of a Change of Control is within six months of the date of grant of the Option and the Optionee is an officer or director of the Corporation subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall be cancelled in exchange for a cash payment to the Optionee equal to the Aggregate Spread on the day which is six months and one day after the date of grant of such Option. As used in this Section 3(b)(ii), the term "Value" means the higher of (1) the highest Fair Market Value (as defined below) during the 60-day period from and after the date of a Change of Control and (2) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (i) or (iii) of the definition of Change of Control, the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per share of the Common Stock as reflected in a Schedule 13D filed by the person having made the acquisition) and the term "Fair Market Value" means the "Fair Market Value" of the Common Stock on any date of reference shall be the closing price on the business day immediately preceding such date. For this purpose, the closing price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of the Common Stock on such exchange, as reported in any newspaper of general circulation, (ii) if actual transactions in the Common Stock are included in the Nasdaq National Market or are reported on a consolidated transaction reporting system, the closing sales price of the Common Stock on such system, (iii) if the Common Stock is otherwise quoted on the Nasdaq system, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, (iv) if none of clause (i), (ii) or (iii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Daily Quotation Service if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five (5) of the ten (10) preceding days and (v) if none of clause (i), (ii), (iii) or (iv) is applicable, the most recent valuation price for the Common Stock as adjusted by the Board in the exercise of its good faith discretion.

          (c) For purposes of this Agreement a Change in Control of the Corporation shall be deemed to have occurred upon the happening of any of the following events:

               (i)  the acquisition, other than from the
     Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than Royal Holding Company, Inc. or B.H. Adams of beneficial ownership of thirty percent (30%) or more of either the then outstanding shares of Common Stock of the Corporation or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors; provided, however, that any acquisition by the Corporation or any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise ("Subsidiary"), or any employee benefit plan (or related trust) of the Corporation or its Subsidiaries, or any corporation with respect to which, following such acquisition, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Corporation immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Corporation or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, as the case may be, shall not constitute a Change of Control;

               (ii) individuals who constitute the Board of Directors of the Corporation as of January 1, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Corporation, provided that any individual becoming a director subsequent to such date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

               (iii) approval by the stockholders of the Corporation of a reorganization, merger or consolidation of the Corporation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Corporation immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Corporation or of the sale or other disposition of all or substantially all of the assets of the Corporation.

          (d) Subject to the provisions of Sections 5 and 8 hereof, shares as to which the Option becomes exercisable pursuant to the foregoing provisions may be purchased at any time thereafter prior to the expiration or termination of the Option. Anything contained in this Agreement to the contrary notwithstanding, the Option shall not be exercisable to the extent that the aggregate Fair Market Value on the date hereof of all stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Corporation and its Subsidiaries, if any) exceeds $100,000. Such prohibition on exercise shall be temporary and shall not effect subsequent exercises if the restriction set forth herein is not violated at such time.

          4.   TERMINATION OF OPTION.

          (a) The unexercised portion of the Option shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

                    (i)  The expiration of the Option Term.

               (ii) The expiration of three months from the date that the Optionee retires from the Corporation and its Subsidiaries provided that the Optionee on the date of termination of employment has attained the age of 62 with 10 years of continuous employment with the Corporation or its Subsidiaries; provided, however, that if the Optionee shall die during such three month period, the expiration of the unexercised portion of the Option shall be determined in accordance with subparagraph (v) below. The exercisability of the Option shall be accelerated and the Option shall become immediately exercisable without regard to the number of shares for which it could otherwise have been exercised on the date the Optionee retires.

               (iii) The expiration of one year from the date that the Optionee terminates employment with the Corporation and its Subsidiaries as a result of the Optionee's permanent and total disability (provided that the Optionee is eligible for benefits under the Corporation's disability plan or successor plan upon termination of employment); provided, however, that if the Optionee shall die during such one year period, the expiration of the unexercised portion of the Option shall be determined in accordance with subparagraph
     (v) below. The exercisability of the Option shall be accelerated and the Option shall become immediately exercisable without regard to the number of shares for which it could otherwise have been exercised on the date of termination of employment.

               (iv) The date that the Optionee terminates employment with the Corporation and its Subsidiaries if such termination is for reasons other than retirement, (at age 62 or older with 10 years of continuous employment with the Corporation or its Subsidiaries), permanent and total disability (provided that the Optionee is eligible for benefits under the Corporation's disability plan or successor plan upon termination of employment) or death and further provided that the Option is exercisable only for the number of shares for which it could have been exercised at the time the Optionee terminated employment with the Corporation and its Subsidiaries.

               (v) The expiration of the Option Term in the event the Optionee dies while employed by the Corporation or a Subsidiary or during the three month period following retirement (at age 62 or older with 10 years of continuous employment with the Corporation or its Subsidiaries), or during the one year period following termination of employment due to permanent or total disability (provided that the Optionee is eligible for benefits under the Corporation's disability plan or successor plan upon termination of employment). The exercisability of all options previously granted to a decreased Optionee shall be accelerated and the Option shall become immediately exercisable without regard to the number of shares for which it otherwise could have been exercised on the date of death of the Optionee.

          (b) Anything contained herein to the contrary notwithstanding, the Option shall not be affected by any change of duties or position of the Optionee (including a transfer to or from the Corporation or one of its Subsidiaries), so long as the Optionee continues to be an officer or employee of the Corporation or any of its Subsidiaries.

          5.   PROCEDURE FOR EXERCISE.

          (a) Subject to the requirements of Section 8, the Option may be exercised, from time to time, in whole or in part (but for the purchase of a whole number of shares only), by delivery of a written notice (the "Notice") from the Optionee to the Secretary of the Corporation, which Notice shall:

               (i) state that the Optionee elects to exercise the Option;

               (ii) state the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

               (iii) state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option and no later than thirty (30) days after the date of receipt of such Notice);

               (iv) include any representations of the Optionee required under Section 8(c); and

               (v)  if the Option shall be exercised pursuant to
     Section 10 by any person other than the Optionee, include evidence to the satisfaction of the Committee of the right of such person to exercise the Option.

          (b)  Payment of the Option Price for the Optioned
Shares shall be made in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation or by wire transfer.

          (c) The Corporation shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.

          6. NO RIGHTS AS A STOCKHOLDER. The Optionee shall have no rights as a stockholder of the Corporation with respect to any Optioned Shares until the date the Optionee or his nominee (which, for purposes of this Agreement, shall include any third party agent selected by the Committee to hold such Option Shares on behalf of the Optionee), guardian or legal representative is the holder of record of such Optioned Shares.

          7. ADJUSTMENTS. The aggregate number of shares subject to the Option and the Option Price of the Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, spin-off, split-off, merger, consolidation, recapitalization or other such change.

          8.   ADDITIONAL PROVISIONS RELATED TO EXERCISE.

          (a) The Option shall be exercisable only in accordance with this Agreement, including the provisions regarding the period when the Option may be exercised and the number of shares of Common Stock that may be acquired upon exercise.

          (b) The Option may not be exercised as to less than one hundred (100) shares of Common Stock at any one time unless less than one hundred (100) shares of Common Stock remain to be purchased upon the exercise of the Option.

          (c) To exercise the Option, the Optionee shall follow the provisions of Section 5 hereof. Upon the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended (the "Securities Act") relating to the shares of Common Stock issuable upon exercise of the Option, the Committee in its discretion may, as a condition to the exercise of the Option, require the Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of the Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by counsel to the Corporation. No Option may be exercised and no shares of Common Stock shall be issued and delivered upon the exercise of the Option unless and until the Corporation and/or the Optionee shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

          (d)  Stock certificates representing shares of Common
Stock acquired upon the exercise of the Option that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

          (e) The exercise of each Option and the issuance of shares in connection with the exercise of an Option shall, in all cases, be subject to each of the following conditions: (i) the declaration of effectiveness by the Securities and Exchange Commission ("SEC") of a registration statement relating to a primary offering of the Common Stock, filed by the Corporation with the SEC under the Securities Act, (ii) the satisfaction of withholding tax or other withholding liabilities, (iii) the listing, registration or qualification of any to-be-issued shares upon any securities exchange, any NASDAQ or other trading or quotation system or under any federal or state law, (iv) the consent or approval of any regulatory body, (v) the execution of a lock-up agreement with one or more prospective underwriters, or
(vi) the execution of a buy-sell or shareholders agreement with other shareholders of the Corporation. The Committee shall in its sole discretion determine whether one or more of these conditions is necessary or desirable to be satisfied in connection with the exercise of an Option and prior to the delivery or purchase of shares pursuant to the exercise of an Option. The exercise of an Option shall not be effective unless and until such condition(s) shall have been satisfied or the Committee shall have waived such conditions, in its sole discretion.

          9. NO EVIDENCE OF EMPLOYMENT OR SERVICE. Nothing contained in the Plan or this Agreement shall confer upon the Optionee any right to be retained in the employ of or under contract with the Corporation or a Subsidiary or interfere in any way with the right of the Corporation or any Subsidiary (subject to the terms of any separate agreement to the contrary) to terminate the Optionee's employment or engagement or to increase or decrease the Optionee's compensation at any time.

          10. RESTRICTION ON TRANSFER. Except to the extent, if any, as may be permitted by the Code and rules promulgated under
Section 16 of the Exchange Act, the Option may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 4(a)(v), by his executors or administrators or by a person who acquired the right to exercise such option by bequest or inheritance to the full extent to which the Option was exercisable by the Optionee at the time of his death. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment or transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

          11. DISQUALIFYING DISPOSITIONS. If the shares of Common Stock acquired upon the exercise of this Option are disposed of within two (2) years following the date of this Agreement or one (1) year following the issuance of shares of Common Stock upon exercise of the Option pursuant to the terms of this Agreement to the Optionee or the Optionee otherwise makes a disposition within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder (a "Disqualifying Disposition"), the Optionee shall, within ten (10) days after a Disqualifying Disposition, notify the Corporation in writing of the date, sales price or other value ascribed to or used to measure the amount received upon disposition of the shares and the other terms of such Disqualifying Disposition and shall immediately deliver to the Corporation payment for any amount of federal income tax withholding required by law with respect to the Disqualifying Disposition.

          12. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

               if to the Optionee, to the address set forth on the signature page hereto; and

               if to the Corporation, to:

                    Adams Golf, Inc.
                    300 Delaware Avenue, Suite 548
                    Wilmington, Delaware  19801
                    Attention: Secretary

               with a copy to:

                    Adams Golf Management Corp.
                    2801 E. Plano Parkway
                    Plano, Texas  75225
                    Attention:  President

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and
(iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

          13. NO WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          14. OPTIONEE UNDERTAKING. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Corporation or its counsel may in their reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

          15.  MODIFICATION OF RIGHTS.  The rights of the
Optionee are subject to modification and termination in certain events as provided in this Agreement and the Plan.

          16. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be wholly performed therein.

          17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          18. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.



          [Remainder of Page Intentionally Left Blank]

                           ADAMS GOLF, INC.





                              By:___________________________
                              Name:_________________________
                              Title:________________________



                              OPTIONEE:



                              _____________________________
                              Name:________________________
                              Address:_____________________

Ladies/Gentlemen:

I hereby exercise my Incentive Stock Option to purchase _________ shares of Common Stock of ADAMS GOLF, INC. at the option price of $____ per share as provided in the Incentive Stock Option
Agreement dated the ___ day of ________________.

I acknowledge that I previously received a copy of the 1998 Stock
Incentive Plan and executed an Incentive Stock Option Agreement, and I have carefully reviewed both documents.

I have considered the federal tax implications of my option. I hereby tender my personal check, bank draft or money order payable to ADAMS GOLF, INC. in the amount of $___________ or, I have wire transferred $___________ to ADAMS GOLF, INC., which transfer shall be subject to confirmation of receipt of funds by the Corporation. [If payment is to be made by wire transfer, the Optionee should contact the Corporation's Chief Financial Officer or Controller in advance to obtain wiring instructions.]









______________________________
Employee

______________________________
Date

                        ADAMS GOLF, INC.
               NONQUALIFIED STOCK OPTION AGREEMENT
                              UNDER
                    1998 STOCK INCENTIVE PLAN


          NONTRANSFERABLE NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") entered into this ____ day of ___________, ____, between ADAMS GOLF, INC., a Delaware corporation (the "Corporation"), and ________________________________ (the
"Optionee," which term as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).

          Pursuant to the Corporation's 1998 Stock Incentive Plan (the "Plan"), the Corporation, acting through its Compensation/Plan Committee of the Board of Directors (the "Committee"), approved the issuance to the Optionee, effective as of the date set forth above, of a nonqualified stock option to purchase up to an aggregate of ____________ shares of common stock, par value $.001, of the Corporation (the "Common Stock"), at the price of $____ per share (the "Option Price") which represents not less than 100% of the fair market value of a share of Common Stock determined in accordance with the Plan, upon the terms and conditions hereinafter set forth. (Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Plan).

          NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

          1.   OPTION; OPTION PRICE.  On behalf of the
Corporation, the Committee hereby grants as of the date of this Agreement to the Optionee the option (the "Option") to purchase, subject to the terms and conditions of this Agreement and the provisions of the Plan (which is incorporated by reference herein and which in all cases shall control in the event of any conflict with the terms, definitions and provisions of this Agreement), _______________ shares of Common Stock of the Corporation at an exercise price per share equal to the Option Price. A copy of the Plan as in effect on the date hereof has been supplied to the Optionee, and the Optionee by executing this Agreement hereby acknowledges receipt thereof.

          2. TERM. The term (the "Option Term") of the Option shall commence on the date of this Agreement and shall terminate on the fifth anniversary of the date of this Agreement, unless such Option shall theretofore have been terminated in accordance with the terms hereof or the provisions of the Plan.

          3.   VESTING; CHANGE OF CONTROL; RESTRICTIONS ON
               EXERCISE.

          (a) Subject to the provisions of Sections 5 and 8 hereof, and unless accelerated, as set forth in the Plan or as provided herein, the Option granted hereunder shall vest and become exercisable for the number of shares set forth opposite the dates noted below (the "Option Vesting Schedule").

                                   Cumulative
          Date(s)           Number of Vested Shares
          -------           -----------------------




          (b) Notwithstanding the provisions of Paragraph 3(a) above, upon a Change in Control (as hereinafter defined):

               (i) the Option shall become fully vested and shall become immediately exercisable with respect to all shares subject to the Option; and

               (ii) upon exercise of the Option during the 60-day period from and after the date of a Change of Control, the Optionee may in lieu of the receipt of Common Stock upon the exercise of the Option, elect by written notice to the Corporation to receive an amount in cash equal to the excess of the aggregate Value (as defined below) of the shares of Common Stock covered by the Option or portion thereof surrendered determined on the date the Option is exercised, over the aggregate exercise price of the Option (such excess is referred to herein as the "Aggregate Spread"); provided, however, if the end of such 60-day period from and after the date of a Change of Control is within six months of the date of grant of the Option and the Optionee is an officer or director of the Corporation subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall be cancelled in exchange for a cash payment to the Optionee equal to the Aggregate Spread on the day which is six months and one day after the date of grant of such Option. As used in this Section 3(b)(ii), the term "Value" means the higher of (1) the highest Fair Market Value (as defined below) during the 60-day period from and after the date of a Change of Control and (2) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (i) or (iii) of the definition of Change of Control, the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per share of the Common Stock as reflected in a Schedule 13D filed by the person having made the acquisition) and the term "Fair Market Value" means the "Fair Market Value" of the Common Stock on any date of reference shall be the closing price on the business day immediately preceding such date. For this purpose, the closing price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of the Common Stock on such exchange, as reported in any newspaper of general circulation, (ii) if actual transactions in the Common Stock are included in the Nasdaq National Market or are reported on a consolidated transaction reporting system, the closing sales price of the Common Stock on such system, (iii) if the Common Stock is otherwise quoted on the Nasdaq system, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, (iv) if none of clause (i), (ii) or (iii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Daily Quotation Service if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five (5) of the ten (10) preceding days and (v) if none of clause (i), (ii), (iii) or (iv) is applicable, the most recent valuation price for the Common Stock as adjusted by the Board in the exercise of its good faith discretion.

          (c) For purposes of this Agreement a Change in Control of the Corporation shall be deemed to have occurred upon the happening of any of the following events:

               (i)  the acquisition, other than from the
     Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than Royal Holding Company, Inc. or B. H. Adams of beneficial ownership of thirty percent (30%) or more of either the then outstanding shares of Common Stock of the Corporation or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors; provided, however, that any acquisition by the Corporation or any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise ("Subsidiary"), or any employee benefit plan (or related trust) of the Corporation or its Subsidiaries, or any corporation with respect to which, following such acquisition, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Corporation immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Corporation or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, as the case may be, shall not constitute a Change of Control;

               (ii) individuals who constitute the Board of Directors of the Corporation as of January 1, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Corporation, provided that any individual becoming a director subsequent to such date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act); or

               (iii) approval by the stockholders of the Corporation of a reorganization, merger or consolidation of the Corporation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Corporation immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Corporation or of the sale or other disposition of all or substantially all of the assets of the Corporation.

          (d) Subject to the provisions of Sections 5 and 8 hereof, shares as to which the Option becomes exercisable pursuant to the foregoing provisions may be purchased at any time thereafter prior to the expiration or termination of the Option.

          4.   TERMINATION OF OPTION.

          (a) The unexercised portion of the Option shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

                    (i)  The expiration of the Option Term.

               (ii) The expiration of three months from the date that the Optionee retires from the Corporation and its Subsidiaries provided that the Optionee on the date of termination of employment has attained the age of 62 with 10 years of continuous employment with the Corporation or its Subsidiaries; provided, however, that if the Optionee shall die during such three month period, the expiration of the unexercised portion of the Option shall be determined in accordance with subparagraph (v) below. The exercisability of the Option shall be accelerated and the Option shall become immediately exercisable without regard to the number of shares for which it could otherwise have been exercised on the date the Optionee retires.

               (iii) The expiration of one year from the date that the Optionee terminates employment with the Corporation and its Subsidiaries as a result of the Optionee's permanent and total disability (provided that the Optionee is eligible for benefits under the Corporation's disability plan or successor plan upon termination of employment); provided, however, that if the Optionee shall die during such one year period, the expiration of the unexercised portion of the Option shall be determined in accordance with subparagraph
     (v) below. The exercisability of the Option shall be accelerated and the Option shall become immediately exercisable without regard to the number of shares for which it could otherwise have been exercised on the date of termination of employment.

               (iv) The date that the Optionee terminates employment with the Corporation and its Subsidiaries if such termination is for reasons other than retirement, (at age 62 or older with 10 years of continuous employment with the Corporation or its Subsidiaries), permanent and total disability (provided that the Optionee is eligible for benefits under the Corporation's disability plan or successor plan upon termination of employment) or death and further provided that the Option is exercisable only for the number of shares for which it could have been exercised at the time the Optionee terminated employment with the Corporation and its Subsidiaries.

               (v) The expiration of the Option Term in the event the Optionee dies while employed by the Corporation or a Subsidiary or during the three month period following retirement (at age

     62 or older with 10 years of continuous employment with the Corporation or its Subsidiaries), or during the one year period following termination of employment due to permanent or total disability (provided that the Optionee is eligible for benefits under the Corporation's disability plan or successor plan upon termination of employment). The exercisability of all options previously granted to a decreased Optionee shall be accelerated and the Option shall become immediately exercisable without regard to the number of shares for which it otherwise could have been exercised on the date of death of the Optionee.

          (b) Anything contained herein to the contrary notwithstanding, the Option shall not be affected by any change of duties or position of the Optionee (including a transfer to or from the Corporation or one of its Subsidiaries), so long as the Optionee continues to be an officer or employee of the Corporation or any of its Subsidiaries.

          5.   PROCEDURE FOR EXERCISE.

          (a) Subject to the requirements of Section 8, the Option may be exercised, from time to time, in whole or in part (but for the purchase of a whole number of shares only), by delivery of a written notice (the "Notice") from the Optionee to the Secretary of the Corporation, which Notice shall:

               (i) state that the Optionee elects to exercise the Option;

               (ii) state the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

               (iii) state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option and no later than thirty (30) days after the date of receipt of such Notice);

               (iv) include any representations of the Optionee required under Section 8(c); and

               (v)  if the Option shall be exercised pursuant to
     Section 10 by any person other than the Optionee, include evidence to the satisfaction of the Committee of the right of such person to exercise the Option.

          (b)  Payment of the Option Price for the Optioned
Shares shall be made in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation or by wire transfer.

          (c) The Corporation shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.

          6. NO RIGHTS AS A STOCKHOLDER. The Optionee shall have no rights as a stockholder of the Corporation with respect to any Optioned Shares until the date the Optionee or his nominee (which, for purposes of this Agreement, shall include any third party agent selected by the Committee to hold such Option Shares on behalf of the Optionee), guardian or legal representative is the holder of record of such Optioned Shares.

          7. ADJUSTMENTS. The aggregate number of shares subject to the Option and the Option Price of the Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, spinoff, split-off, merger, consolidation, recapitalization or other such change.

          8.   ADDITIONAL PROVISIONS RELATED TO EXERCISE.

     (a) The Option shall be exercisable only in accordance with this Agreement, including the provisions regarding the period when the Option may be exercised and the number of shares of Common Stock that may be acquired upon exercise.

          (b) The Option may not be exercised as to less than one hundred (100) shares of Common Stock at any one time unless less than one hundred (100) shares of Common Stock remain to be purchased upon the exercise of the Option.

          (c) To exercise the Option, the Optionee shall follow the provisions of Section 5 hereof. Upon the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended (the "Securities Act") relating to the shares of Common Stock issuable upon exercise of the Option, the Committee in its discretion may, as a condition to the exercise of the Option, require the Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of the Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by counsel to the Corporation. No Option may be exercised and no shares of Common Stock shall be issued and delivered upon the exercise of the Option unless and until the Corporation and/or the Optionee shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

          (d)  Stock certificates representing shares of Common
Stock acquired upon the exercise of the Option that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

          (e) The exercise of each Option and the issuance of shares in connection with the exercise of an Option shall, in all cases, be subject to each of the following conditions: (i) the declaration of effectiveness by the Securities and Exchange Commission ("SEC") of a registration statement relating to a primary offering of the Common Stock, filed by the Corporation with the SEC under the Securities Act, (ii) the satisfaction of withholding tax or other withholding liabilities, (iii) the listing, registration or qualification of any to-be-issued shares upon any securities exchange, any NASDAQ or other trading or quotation system or under any federal or state law, (iv) the consent or approval of any regulatory body, (v) the execution of a lock-up agreement with one or more prospective underwriters, or
(vi) the execution of a buy-sell or shareholders agreement with other shareholders of the Corporation. The Committee shall in its sole discretion determine whether one or more of these conditions is necessary or desirable to be satisfied in connection with the exercise of an Option and prior to the delivery or purchase of shares pursuant to the exercise of an Option. The exercise of an Option shall not be effective unless and until such condition(s) shall have been satisfied or the Committee shall have waived such conditions, in its sole discretion.

          9. NO EVIDENCE OF EMPLOYMENT OR SERVICE. Nothing contained in the Plan or this Agreement shall confer upon the Optionee any right to be retained in the employ of or under contract with the Corporation or a Subsidiary or interfere in any way with the right of the Corporation or any Subsidiary (subject to the terms of any separate agreement to the contrary) to terminate the Optionee's employment or engagement or to increase or decrease the Optionee's compensation at any time.

          10. RESTRICTION ON TRANSFER. Except to the extent, if any, as may be permitted by the Code and rules promulgated under
Section 16 of the Exchange Act, the Option may not be assigned or transferred except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, and may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative or assignee pursuant to a qualified domestic relations order. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 4(a)(v), by his executors or administrators or by a person who acquired the right to exercise such option by bequest or inheritance to the full extent to which the Option was exercisable by the Optionee at the time of his death. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment or transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

          11. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

               if to the Optionee, to the address set forth on the signature page hereto; and

               if to the Corporation, to:

                    Adams Golf, Inc.
                    300 Delaware Avenue, Suite 548
                    Wilmington, Delaware  19801
                    Attention: Secretary

               with a copy to:

                    Adams Golf, Ltd.
                    c/o Adams Golf GP Corp.
                    2801 E. Plano Parkway
                    Plano, Texas  75225
                    Attention:  President

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and
(iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

          12. NO WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          13. OPTIONEE UNDERTAKING. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Corporation or its counsel may in their reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

          14.  MODIFICATION OF RIGHTS.  The rights of the
Optionee are subject to modification and termination in certain events as provided in this Agreement and the Plan.

          15. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be wholly performed therein.

          16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          17. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

                              ADAMS GOLF, INC.



                              By:____________________________
                              Name:__________________________
                              Title:_________________________



                              OPTIONEE:



                              _______________________________
                              Name:__________________________
                              Address:_______________________

Ladies/Gentlemen:

I hereby exercise my Nonqualified Stock Option to purchase _________ shares of Common Stock of ADAMS GOLF, INC. at the option price of $____ per share as provided in the Nonqualified Stock Option Agreement dated the ___ day of ________________.

I acknowledge that I previously received a copy of the 1998 Stock
Incentive Plan and executed a Nonqualified Stock Option
Agreement, and I have carefully reviewed both documents.

I have considered the federal tax implications of my option. I hereby tender my personal check, bank draft or money order payable to ADAMS GOLF, INC. in the amount of $____________ or, I have wire transferred $_______________ to ADAMS GOLF, INC., which transfer shall be subject to the confirmation of receipt of funds by the Corporation. [If payment is to be made by wire transfer, the Optionee should contact the Corporation's Chief Financial Officer or Controller in advance to obtain wiring instructions.]



______________________________
Employee

______________________________
Date